     As filed with the Securities and Exchange Commission on June 27, 2003.
                                                              File No. 33-51341
===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------

                          POST-EFFECTIVE AMENDMENT TO

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                                   ---------

                       NATIONAL SERVICE INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                          DELAWARE                                                             58-0364900
              (State or Other Jurisdiction of                                               (I.R.S. Employer
               Incorporation or Organization)                                              Identification No.)

                                                                                             CAROL ELLIS MORGAN
                                                                                        PRESIDENT AND GENERAL COUNSEL
                 NATIONAL SERVICE INDUSTRIES, INC.                                    NATIONAL SERVICE INDUSTRIES, INC.
                    1420 PEACHTREE STREET, N.E.                                          1420 PEACHTREE STREET, N.E.
                       ATLANTA, GEORGIA 30309                                              ATLANTA, GEORGIA 30309
                           (404) 853-1000                                                      (404) 853-1281
        (Address, including Zip Code, and Telephone Number,               (Name, Address, including Zip Code, and Telephone Number,
 including Area Code, of Registrant's Principal Executive Offices)               including Area Code, of Agent for Service)


               NATIONAL LINEN SERVICE RETIREMENT AND 401(K) PLAN
                      FOR ELIGIBLE MANAGEMENT ASSOCIATES


-------------------------------------------------------------------------------
                            (Full Title of the Plan)

                                   ---------

                                   Copies to:

                          WILLIAM J. VESELY JR., ESQ.
                            KILPATRICK STOCKTON LLP
                    1100 PEACHTREE STREET, N.E. , SUITE 2800
                             ATLANTA, GEORGIA 30309
                                 (404) 815-6500
                              (404) 815-6555 (FAX)

                                   ---------

                                   ---------

         NATIONAL SERVICE INDUSTRIES, INC., (THE "COMPANY") FILES THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT ON FORM S-8, COMMISSION FILE NUMBER 33-51341 (THE "REGISTRATION STATEMENT"), TO WITHDRAW FROM REGISTRATION ALL SHARES OF COMMON STOCK, $1.00 PAR VALUE (THE "COMMON STOCK"), AND THE ASSOCIATED PLAN INTERESTS, COVERED BY THE REGISTRATION STATEMENT WHICH REMAIN UNISSUED UNDER THE NATIONAL LINEN SERVICE RETIREMENT AND 401(K) PLAN FOR ELIGIBLE MANAGEMENT ASSOCIATES. THE COMPANY HEREBY AMENDS THE REGISTRATION STATEMENT TO WITHDRAW FROM REGISTRATION ALL SUCH UNISSUED SHARES OF COMMON STOCK AND ASSOCIATED PLAN INTERESTS.

         Pursuant to the requirements of the Securities Act of 1933, National Service Industries, Inc. has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, Georgia on June 27, 2003.


                                NATIONAL SERVICE INDUSTRIES, INC.


                                By: /s/ Carol Ellis Morgan
                                   --------------------------------------------
                                   Carol Ellis Morgan
                                   President and General Counsel


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed on June 27, 2003, by the following persons in the capacities indicated.


Signature                                                    Position

/s/ Michael R. Kelly                                         Chairman of the Board and Chief Executive Officer
------------------------------------                         (Principal Executive Officer)
Michael R. Kelly

/s/ K. Gene Laminack                                         Senior Vice President, Chief Financial Officer and
------------------------------------                         Treasurer (Principal Financial Officer)
K. Gene Laminack

/s/ David Nicholas Spriggs, II                               Director
------------------------------------
David Nicholas Spriggs, II